Joint Filer Information
Name:  Ardsley Partners Fund II, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY PARTNERS FUND II, L.P.

BY:  Ardsley Partners I, its general partner

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:   General Partner

Name:  Ardsley Partners Institutional Fund, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY INSTITUTIONAL FUND, L.P.

BY:  Ardsley Partners I, its general partner

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:   General Partner

Name: Ardsley Offshore Fund, Ltd.
Address: Romasco Place, Wickhams Cay 1, Roadtown Tortola, British Virgin Islands
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY OFFSHORE FUND, LTD.

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:  Director

Name:  Ardsley Partners Renewable Energy Fund, L.P.
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY:  Ardsley Partners I, its general partner

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:   General Partner

Name: Ardsley Renewable Energy Offshore Fund, Ltd.
Address: Romasco Place, Wickhams Cay 1, Roadtown Tortola, British Virgin Islands
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY RENEWABLE ENERGY OFFSHORE FUND, LTD.

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:  Director

Name:  Ardsley Partners I
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

Signature: ARDSLEY PARTNERS I

BY:/s/ Steven Napoli
Name: Steven Napoli
Title:   General Partner

Name:  Philip J. Hempleman, individually
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

BY:/s/ Steven Napoli*
     Steven Napoli
As attorney in fact for
Philip J. Hempleman

*Evidence of Steven Napoli's Power of Attorney to sign for Philip J. Hempleman was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-000895) and is incorporated by reference into this filing.

Name:  Spencer Hempleman, individually
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

BY:/s/ Spencer Hempleman
     Spencer Hempleman

Name:  Benjamin Ian Block, individually
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

BY:/s/ Benjamin Ian Block
     Benjamin Ian Block

Name:  Steven Napoli, individually
Address:  262 Harbor Drive, Stamford, Connecticut 06902
Designated Filer:  Ardsley Advisory Partners
Issuer & Ticker Symbol:  Comverge, Inc. (COMV)
Date of Event Requiring Statement:   12/30/2011

BY:/s/ Steven Napoli
     Steven Napoli